                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           VISUAL EDGE SYSTEMS INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined)

    ----------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    5)   Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    ----------------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
    3)   Filing Party:

    ----------------------------------------------------------------------------
    4)   Date Filed:

    ----------------------------------------------------------------------------

                                           April 7, 1997


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Visual Edge Systems Inc. (the "Company"), which will be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida, on Friday, May 2, 1997, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

         At the meeting, you will be asked to: (1) elect six Directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) consider and act upon the proposed Visual Edge Systems Inc. Amended and Restated 1996 Stock Option Plan; and (3) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed to you together with the enclosed proxy materials.

                                           Sincerely,


                                           /s/ Earl T. Takefman
                                           -------------------------------------
                                           Earl T. Takefman
                                           Chief Executive Officer and Secretary

                            VISUAL EDGE SYSTEMS INC.
                     2424 NORTH FEDERAL HIGHWAY, SUITE 100
                           BOCA RATON, FLORIDA 33431
                           -------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Visual Edge Systems Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, on Friday, May 2, 1997, at 10:00 a.m. (local time), for the following purposes:

         (1) to elect six Directors, each to serve until the next Annual Meeting and until his successor is duly elected and qualified;

         (2) to consider and act upon the proposed Visual Edge Systems Inc. Amended and Restated 1996 Stock Option Plan; and

         (3) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders, Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on March 31, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any
adjournment thereof.   Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Annual Meeting. It is important to you and to the Company that your shares be voted at the Annual Meeting.

                                           By Order of the Board of Directors



                                           Earl T. Takefman
                                           Chief Executive Officer and Secretary
April 7, 1997

================================================================================
                              IMPORTANT NOTICE:
   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE
   URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.
================================================================================

                            VISUAL EDGE SYSTEMS INC.

                                ---------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 1997

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of Visual Edge Systems Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida, on May 2, 1997, at 10:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on March 31, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 (the "Annual Report"), are being sent or given to the stockholders commencing on or about April 7, 1997.

         At the Annual Meeting, the stockholders of the Company will be asked:
(i) to elect six Directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (ii) to consider and act upon the Company's proposed Amended and Restated 1996 Stock Option Plan ("Stock Option Plan"); and (iii) to transact any other business that may properly come before the meeting and any adjournment thereof.

         The principal executive office of the Company is located at 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431 and the Company's telephone number at that address is (561) 750-7559.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

SOLICITATION OF PROXIES

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted (i) in favor of the nominees for election to the Board of Directors listed in this Proxy Statement and named in the accompanying Proxy and (ii) in favor of the adoption of the Company's Amended and Restated 1996 Stock Option Plan. The Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed Proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, Attention: Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         Only holders of record of the common stock, par value $.01 per share, of the Company (the "Common Stock") as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on the Record Date, there were 4,715,000 shares of the Common Stock outstanding. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the election of Directors.

         The following table sets forth certain information, as of March 15, 1997, relating to the beneficial ownership of shares of the Common Stock by:
(i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all directors and executive officers of the Company as a group.

                                                        NUMBER OF SHARES             PERCENTAGE OF
                                                          BENEFICIALLY            SHARES BENEFICIALLY
 NAME AND ADDRESS OF BENEFICIAL OWNERS(1)                   OWNED(2)                   OWNED(2)
 ----------------------------------------                   --------                   --------
 Earl T. Takefman(3) . . . . . . . . . . . . . . .           1,314,118                    26.2%
 Alan L. Lubell(4) . . . . . . . . . . . . . . . .           1,255,958                    25.0
 Greg Norman . . . . . . . . . . . . . . . . . . .             300,000                     6.0
 Barry Minsky(5) . . . . . . . . . . . . . . . . .             248,503                     5.0
 Richard Parker(6) . . . . . . . . . . . . . . . .                   0                     -
 Edward Smith(7) . . . . . . . . . . . . . . . . .                   0                     -
 Eddie Einhorn(8)  . . . . . . . . . . . . . . . .               1,666                     *
 Mark Hershhorn(8) . . . . . . . . . . . . . . . .               1,666                     *
 Beryl Artz(8) . . . . . . . . . . . . . . . . . .               1,666                     *
 All directors and executive officers as a group
 (seven persons) . . . . . . . . . . . . . . . . .           3,123,577                    62.2

--------------------
*Less than 1%

(1) Unless otherwise indicated, the address for each named individual is in care of Visual Edge Systems Inc., 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.
(3) Includes (i) 1,164,118 shares owned by Status-One Investments Inc., a Delaware corporation owned by Earl T. Takefman and certain family members and controlled by Earl T. Takefman (which includes 10,000 shares of Common Stock acquired in the Bridge Financing and 10,000 shares of Common Stock underlying the Bridge Warrants) and (ii) presently exercisable options to acquire 150,000 shares of Common Stock, but does not include (x) shares of Common Stock underlying options held by Mr. Takefman and his spouse (as to which Mr. Takefman disclaims beneficial ownership) to acquire an aggregate of 193,310 shares of Common Stock, none of which are exercisable within 60 days or (y) 2,136 shares of Common Stock owned by Mr. Takefman's spouse, as to which shares Mr. Takefman disclaims beneficial ownership.
(4) Includes (i) presently exercisable options to acquire 150,000 shares of the Common Stock and (ii) shares underlying an aggregate of 134,236 options to acquire shares owned by Mr. Lubell, which options Mr. Lubell granted to certain persons and which are not exercisable within 60 days, but does not include (x) 21,827 shares of the Common Stock that Mr. Lubell has agreed to give to certain persons on July 24, 1997 upon the expiration of the transfer restrictions on such shares and (y) 100,000 shares of the Common Stock underlying the Executive Options, which are not exercisable within 60 days.
(5) The shares are owned by Greenwich Properties Inc., a company controlled by Barry Minsky. Mr. Minsky's address is c/o Greenwich Properties Inc., 545 Madison Avenue, New York, New York 10022.
(6) Excludes shares underlying options to acquire 100,000 shares of the Common Stock, none of which are exercisable within 60 days.
(7) Excludes shares underlying options to acquire 25,000 shares of the Common Stock, none of which are exercisable within 60 days.
(8) Excludes shares underlying options to acquire 3,334 shares of the Common Stock, none of which are exercisable within 60 days.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         Six directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified.

         The following information is furnished with respect to the six nominees for election as Directors. The Board of Directors has recommended the nominees named below. Unless otherwise instructed, it is the intention of the persons named in the accompanying Proxy to vote all shares of the Common Stock represented by properly executed Proxies for the nominees named below.
Although such nominees have indicated that they will serve as Directors of the Company, should any of them be unable to serve, the Proxies will be voted for the election of a substitute nominee designated by the Board of Directors or the Board of Directors will elect to reduce the number of Directors constituting the Board of Directors. There is no cumulative voting for Directors.

Nominees for Directors

         Earl T. Takefman, age 47, a co-founder of the Company, has been Chief Executive Officer of the Company since March 1995. Prior to founding the Company, Mr. Takefman was Co-Chief Executive Officer of SLM International, Inc. ("SLM"), a publicly traded toy and sporting goods company, from December 1989 to August 1994. SLM filed for protection under Chapter 11 of the U.S. Bankruptcy Code in October 1995. From 1980 to 1989, prior to joining SLM, Mr. Takefman was Chief Operating Officer of Charan Industries ("Charan"), a publicly traded Canadian toy and sporting goods company. Mr. Takefman received a Bachelor of Architecture degree in 1971 and a Masters of Business Administration degree from McGill University in Montreal, Canada in 1973.

         Alan L. Lubell, age 58, a co-founder of the Company, has been Chairman of the Board of the Company since July 1994 and Vice President since May 1996. Prior to founding the Company, Mr. Lubell had been an entrepreneur in the area of sports television. From 1977 to July 1994, Mr. Lubell served as President of Marathon Entertainment, a sports television company which he founded that created many events and programs that were sold to television stations and networks and national advertisers. Among the events developed, packaged and produced by Marathon Entertainment was the New York City Marathon. Mr. Lubell received a Bachelor of Science degree in marketing from New York University in 1960.

         Richard Parker,age 35, has been the Company's President and Chief Operating Officer since July 1996. From February 1990 until his appointment as Chief Operating Officer of the Company, Mr. Parker was the founder, owner and president of Diomo Marketing Inc. and Devrew Merchandising Inc., companies engaged in marketing and selling consumer products in Canada. From August 1984 to February 1990, Mr. Parker held various positions, including Vice President, at Charan. Mr. Parker graduated from Vanier College in Montreal in 1980.

         Eddie Einhorn, age 60, became a director of the Company on July 24, 1996 upon completion of the Company's initial public offering ("IPO"). Mr. Einhorn currently serves, and has served for the past five years, as Vice-Chairman of the Chicago White Sox baseball team franchise. Prior to being appointed Vice-Chairman, he served the franchise as its President and Chief Operating Officer from 1981 to 1991. Mr. Einhorn is a member of the Major League Baseball Schedule Format Committee, the Professional Baseball Association Committee, and was a member of the Television Committee from 1992 to 1995. In 1989, Mr. Einhorn was appointed television consultant to the United States Olympic Committee. He is currently a television consultant for the United States Figure Skating Association and the International Skating Union, the governing bodies for figure skating throughout the world. Mr. Einhorn also serves on the Board of Directors of the Chicago Bulls basketball team of the National Basketball Association. Prior to 1981, Mr. Einhorn was executive producer of CBS Sports Spectacular, where he was awarded an Emmy Award in 1980. Mr. Einhorn holds a Bachelor's degree from the University of Pennsylvania and is a graduate of Northwestern University School of Law.

         Mark Hershhorn, age 48, became a director of the Company on July 24, 1996 upon completion of the Company's IPO. Mr. Hershhorn currently serves and has served since November 1994 as President and Chief Executive Officer and as a director of National Media Corporation of Philadelphia, a publicly-traded worldwide infomercial company, and as Chairman of the Board of its international subsidiary, Quantum International, Inc. From August 1994 to November 1994, Mr. Hershhorn acted as President and Chief Operating Officer of National Media. Mr. Hershhorn was President and Chief Operating Officer of Buckeye Communications, a publicly traded corporation, from June 1993 to August 1994 and of National Media from December 1991 to April 1993. From 1990 to December 1991, Mr. Hershhorn was a Senior Vice President of Food Marketing for Nutri-Systems Inc., a diet food company. Prior to joining Nutri-Systems, he held various positions at the Franklin Mint, including Chief Financial Officer, Treasurer, Vice President and director, from 1985 to 1990. Mr. Hershhorn received a Bachelor of Arts degree in economics Rutgers University and a Masters of Business Administration degree from the Wharton School of Business at the University of Pennsylvania. He currently serves as a member of the Wharton School Graduate Executive Board and as a member of the Executive Committee of the National Infomercial Marketing Associations.

         Beryl Artz, age 44, became a director of the Company on March 19, 1997. Since March 1995, Mr. Artz has served as an Executive Vice President and director for Club Corporation of America, a corporation that owns and manages golf courses, in which position he has responsibility for private clubs, public golf and semi-private club operations within Texas and the Southeast United States. From January 1988 until January 1995, Mr. Artz was the Executive Vice President of GolfCorp, a corporation that owns and manages golf courses, where he had responsibility for the public golf course and semi-private club operations. Mr. Artz also currently serves as an advisor to the Board of Directors of Club Corporation International, a privately held corporation that owns and manages golf courses and that has annual gross revenues of over $700 million and over 228,000 memberships nationwide.

VOTE REQUIRED FOR APPROVAL

         The six nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   FOR ITS NOMINEES TO THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

         The Company reimburses Directors for reasonable travel expenses incurred in connection with their activities on behalf of the Company, but does not give its Directors additional compensation for serving as Directors or for attending Board of Directors meetings. Each Director who is not an employee of the Company receives an initial grant of non-qualified options to purchase 5,000 shares of the Common Stock under the Company's Stock Option Plan. Non-employee directors will, beginning with the Annual Meeting, receive annual grants of non-qualified options to purchase 2,500 shares of the Common Stock. In addition, Mr. Frank Williams, a former Director of the Company, currently acts as an advisor to the Board of Directors and will receive an annual grant of non-qualified options to purchase 2,500 shares of the Common Stock as long as he continues to serve in such advisory capacity.

BOARD AND COMMITTEE MEETINGS

         The Company's IPO was consummated on July 24, 1996. The Company's Board of Directors did not meet after the completion of the IPO, although it did act by unanimous written consent on several occasions.

         Nominees for election as a director of the Company are selected by the full Board of Directors, acting as a nominating committee. Nominations for directors, other than those made by the entire Board of Directors, will not be eligible to be voted upon at an annual meeting unless submitted in accordance with the procedure set forth under the heading "STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 1998 ANNUAL MEETING."

         The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee presently consist of Messrs. Einhorn and Hershhorn. The members of the Compensation Committee presently consist of Messrs. Hershhorn and Artz.

         The Audit Committee is generally responsible for recommending the appointment of the Company's independent auditors and overseeing the accounting and internal audit functions of the Company. Audit Committee members will meet regularly with the Company's financial management and independent auditors to review the results of their examinations, the general scope of their audit services and their opinions on the adequacy of internal controls and quality of financial reporting. The Audit Committee did not meet during 1996.

         The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning remuneration of the Company's executive officers. The Compensation Committee also administers the Company's Stock Option Plan and determines the amounts of, and the individuals to whom, awards shall be made thereunder. The Compensation Committee did not meet during 1996.


                               EXECUTIVE OFFICERS

         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. The executive officers of the Company, other than Mr. Smith, their respective ages and positions and certain other information with respect to each of them are set forth herein under the section entitled "Election of Directors." In addition, certain information is set forth below with respect to Mr. Thomas Peters and Mr. Peter Gorski, each of whom is considered a key employee of the Company.

         Edward Smith, age 45, became the Company's Chief Financial Officer in March 1997. From January 1996 until February 1997, Mr. Smith was the Vice President of Finance for Enterprise Development Corporation, a Florida corporation that provides consulting services to developing and early stage companies. From January 1995 until January 1996, Mr. Smith was the Chief Financial Officer for Kirker Enterprises, Inc., a Delaware corporation specializing in the manufacturing of bulk cosmetics. From September 1985 until January 1995, Mr. Smith was the Chief Financial Officer of the Calabrian Corporation, a Delaware corporation which manufactures specialized chemicals. From February 1981 to September 1985, Mr. Smith was a Manager at KPMG Peat Marwick in the consulting area. Mr. Smith received a B.B.A. in accounting from Pace University in 1975 and an M.B.A. from Pace University in 1978.

         Thomas Peters, age 51, has been Director of Software Development of the Company since May 1996. Since July 1992, Mr. Peters has been the owner of Smart View ("Smart View"), a company he founded to design and develop computer golf software to be used by golf professionals when giving video golf lessons. Since March 1995, Smart View has been engaged as an independent consultant to the Company and is principally responsible for the development of the software used in the Company's products. Smart View also has developed operating systems used by the Golf Academy at PGA National and at the Doral Golf Learning Center, each in Florida. Prior to founding Smart View, Mr. Peters, for 26 years, held various positions at International Business Machines Corporation, including Manager of Application Development from July 1989 to July 1992 and Personal Computer Product Planning Manager from 1984 to 1989. Mr. Peters graduated from Harper College at University of New York in 1967, with a B.A. in mathematics.

         Peter Gorski, age 41, has been the Company's Vice President of Operations since August 1996. From March 1996 until his appointment as Vice President of Operations, Mr. Gorski was founder and owner and President of GHD Systems, Inc., a company providing courier services in five states. From February 1979 to March 1996, Mr. Gorski held various positions with the Federal Express Corporation, including Managing Director of District Operations, South Florida District. Mr. Gorski graduated from University of Wisconsin - Whitewater in 1976.


                          SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer and each of the other executive officers (the "Named Executive Officers") of the Company for the fiscal year ended December 31, 1996. Prior to the consummation of the Company's IPO on July 24, 1996, none of the Named Executive Officers received compensation or benefits from the Company.


                                                      Annual Compensation               Long Term Compensation Awards
                                               -------------------------------    -------------------------------------------
                                                                                  Restricted      Securities      All Other
                                                        Salary   Bonus   Other       Stock        Underlying     Compensation
Name and Principal Position                    Year      ($)      ($)     ($)      Award(s)(#)    Options(1)         ($)
-------------------------------------------    ----     ------   -----   -----    ------------    ----------      -----------
Earl T. Takefman, Chief Executive Officer .    1996    150,000     0       0            0           337,478           0



Alan L. Lubell, Chairman of the Board and
Vice President - Product Development  . . .    1996     75,000     0       0            0           250,000           0



Richard Parker, President and Chief
Operating Officer . . . . . . . . . . . . .    1996     62,500     0       0            0            50,000           0

Ami Trauber, Chief Financial Officer(2) . .    1996(2)  62,500     0       0            0            25,000           0

(1) Reflects options to acquire shares of the Company that were granted in 1996. The Company has not granted stock appreciation rights.
(2) Mr. Trauber was terminated on February 28, 1997, and was replaced as Chief Financial Officer by Edward Smith. Mr. Smith receives an annual salary of $100,000 in connection with his employment.

SEVERANCE ARRANGEMENT

          Effective February 28, 1997, the employment of Ami Trauber, the Company's former Chief Financial Officer, was terminated. Pursuant to the terms of an agreement in principle (the "Release"), between the Company and Mr. Trauber, the vesting of options to purchase 25,000 shares of Common Stock, at an exercise price of $5.00 per share, granted to Mr. Trauber would be accelerated so that all of such options vested immediately. Pursuant to the Release, Mr. Trauber will exercise all of his options and sell the underlying shares of Common Stock at prevailing market prices such that the Company will receive up to $128,000 from such exercise, with Mr. Trauber retaining the remaining proceeds.


                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows, with respect to the Named Executive Officers, information concerning the grant of stock options pursuant to the Plan during the fiscal year ended December 31, 1996.

                                             Individual Grants(1)
                          ----------------------------------------------------------
                             Number of        Percentage of Total
                             Securities       Options Granted to    Exercise or Base
                             Underlying       Employees in Fiscal    Price Per Share
          Name            Options Granted            1996             ($/Share)(2)         Expiration Date
---------------------     ---------------     -------------------   ----------------       ---------------
Earl T. Takefman  . .         337,478(3)              43.9%               $5.00              July 24, 2006


Alan L. Lubell  . . .         250,000(4)              32.6                $5.00              July 24, 2006

Richard Parker  . . .          50,000                  6.5                $5.00              July 24, 2006

Ami Trauber(5)  . . .          25,000                  3.3                $5.00              July 24, 2006

(1) All options granted in fiscal 1996 expire ten years from the date of the grant.
(2) The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the date of grant.
(3) Excludes (i) 10,000 warrants owned by Mr. Takefman to acquire shares of the Common Stock at a price per share of $10.00, which were purchased by Mr. Takefman upon the same terms as other unaffiliated investors in a Bridge Financing consummated by the Company in March 1997, and (ii) 5,832 shares underlying options owned by Mr. Takefman's spouse, as to which shares Mr. Takefman disclaims beneficial ownership.

(4) Excludes 15,832 shares underlying options owned by Mr. Lubell's son, Mark Lubell, as to which shares Mr. Alan Lubell disclaims beneficial ownership.
(5) Mr. Trauber's employment as the Company's Chief Financial Officer was terminated on February 28, 1997.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

    The following table shows, with respect to the Named Executive Officers, information with respect to the unexercised options to purchase shares of the Common Stock granted under the Plan and held as of December 31, 1996. None of the Named Executive Officers exercised options during the year ended December 31, 1996.

                                  NUMBER OF SECURITIES
                                 UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                    OPTIONS HELD AT                   IN-THE-MONEY OPTIONS
                                   DECEMBER 31, 1996                AT DECEMBER 31, 1996 (1)
                             -------------------------------    --------------------------------
          NAME               EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
------------------------    -------------    ---------------    -------------    ---------------
Earl T. Takefman  . . .           0              337,478(2)           0             $253,108.50
Alan L. Lubell  . . . .           0              250,000(3)           0              187,500.00
Richard Parker  . . . .           0               50,000              0               37,500.00
Ami Trauber(4)  . . . .           0               25,000              0               18,750.00

(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options. The value of the unexercised options represents the difference between the exercise price of such options and the closing market price of the Company's Common Stock on December 31, 1996.
(2) Excludes (i) 10,000 warrants owned by Mr. Takefman to acquire shares of the Common Stock at a price per share of $10.00, which were purchased by Mr. Takefman upon the same terms as other unaffiliated investors in a Bridge Financing consummated by the Company in March 1997, and (ii) 5,832 shares underlying options owned by Mr. Takefman's spouse, as to which shares Mr. Takefman disclaims beneficial ownership.
(3) Excludes 15,832 shares underlying options owned by Mr. Lubell's son, Mark Lubell, as to which shares Mr. Alan Lubell disclaims beneficial ownership.
(4) Mr. Trauber's employment as the Company's Chief Financial Officer was terminated on February 28, 1997. In connection with such termination, Mr. Trauber and the Company reached an agreement in principle pursuant to which the vesting of all of Mr. Trauber's options to purchase 25,000 shares of the Common Stock granted to Mr. Trauber would be accelerated. All of such options are exercisable at a price of $5.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All of the members of the Compensation Committee are non-employee Directors of the Company and are not former officers of the Company or its subsidiaries. No executive officer of the Company serves as a member of the Board of Directors or on the compensation committee of a corporation for which any of the Company's Directors serving on the Compensation Committee or on the Board of Directors of the Company is an executive officer.

EMPLOYMENT AGREEMENTS

        Effective January 1, 1996, the Company entered into a three-year employment agreement with Earl T. Takefman, the Chief Executive Officer of the Company. Pursuant to the agreement, Mr. Takefman is entitled to receive a base salary of $150,000 per annum, subject to increase to $200,000 in July 1997 and $250,000 in July 1998 if the Company achieves pre-tax earnings of $2 million and $4 million in the prior 12-month periods, respectively. The agreement also provides for additional compensation in the amount of 5% of pre-tax earnings of the Company in each year if the Company achieves pre-tax earnings of a least $3 million and $5 million in fiscal 1997 and 1998, respectively. In addition, pursuant to the agreement, Mr. Takefman received 250,000 options (the "Executive Options") upon the consummation of the Company's IPO, which options vest five years from the date of grant, subject to acceleration if the trading price of the Common Stock reaches certain thresholds, and which have an exercise price of $5.00. Specifically, the vesting of 150,000 of the Executive Options would accelerate to the date that the market price of the Common Stock equaled or exceeded $10.00 per share for at least five consecutive trading days on or prior to January 24, 1998, if the price reaches such threshold. This threshold was achieved on February 7, 1997, and, accordingly, 150,000 of the Executive Options became exercisable as of such date. The vesting of the remaining 100,000 of the Executive Options will accelerate to the date that the trading price of the Common Stock equals or exceeds $15.00 per share for at least five consecutive trading days on or prior to January 24, 1999, if the price reaches such threshold. The agreement is automatically renewed for additional one-year periods unless Mr. Takefman or the Company provides notice to the other of its termination. In the event that Mr. Takefman is terminated without cause, he will be entitled to receive as severance the amount of his base salary for the lesser of one year or the remaining term of the agreement.

         Effective January 1, 1996, the Company entered into a three-year employment agreement with Alan L. Lubell, the Chairman of the Board and Vice President of the Company. Pursuant to the agreement, Mr. Lubell is entitled to receive a base salary of $75,000 per annum, subject to increase to $100,000 in July 1997 and $125,000 in July 1998 if the Company achieves pre-tax earnings, of $2 million and $4 million in the prior 12-month periods, respectively. In addition, Mr. Lubell shall have the right to receive a bonus based on the Company's performance, as determined by the board of Directors, and received 250,000 Executive Options on the same terms and subject to the same conditions as Mr. Takefman. The agreement is automatically renewed for additional one-year periods unless Mr. Lubell or the Company provides notice to the other of its termination. In the event Mr. Lubell is terminated without cause, he will be entitled to receive as severance the amount of his base salary for six months.

         Effective June 1, 1996, the Company entered into an employment agreement with Richard Parker, pursuant to which Mr. Parker serves as the President and Chief Operating Officer of the Company. Mr. Parker is entitled to receive a base salary of $150,000 per annum, subject to increase to $175,000 in 1998 if the Company achieves certain pre-tax earnings during 1997. Pursuant to his employment agreement, Mr. Parker is also eligible to receive a cash bonus and additional options under a formula based upon (i) the Company's stock price at the end of its fiscal year, or (ii) whether the Company achieves certain pre-determined target earnings per share thresholds. The agreement expires on December 31, 1998 but will automatically be renewed annually unless terminated by one or both of the parties. If Mr. Parker is terminated without cause, he will be entitled to received as severance the amount of his base salary for the lesser of six months or the remaining term of the agreement.


PROPOSAL NO. 2 - APPROVAL OF THE VISUAL EDGE SYSTEMS INC. AMENDED AND RESTATED 1996 STOCK OPTION PLAN

         In April 1996, prior to the Company's IPO, the Board of Directors adopted, and the Company's then stockholders approved, the Company's 1996 Stock Option Plan pursuant to which key employees and non-employee directors of the Company have been granted stock options. Effective January 1, 1997, the Board of Directors approved an amendment to the 1996 Stock Option Plan, which, as amended, was renamed the Visual Edge Systems Inc. Amended and Restated 1996 Stock Option Plan. The amendment increased the limitation on the number of shares of the Common Stock that may be subject to outstanding options from

900,000 to the greater of 1,200,000 or 12% of the total number of shares of the Common Stock outstanding. The purpose of this amendment is (i) to ensure that a sufficient number of shares are available for grants of options at any given time and (ii) to give the Compensation Committee added flexibility in compensating key employees and other individuals with stock options.

         At the 1997 Annual Meeting, Stockholders will be asked to approve the Stock Option Plan, as amended and restated. All option grants made pursuant to the Stock Option Plan from and after the date of the Annual Meeting are contingent upon the approval of the Stock Option Plan by Stockholders at the 1997 Annual Meeting.

         In the Board of Director's judgment, the Stock Option Plan provides a critical long-term incentive for the management employees and non-employee directors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to directors and employees will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan, in its amended and restated form, is intended to provide the Committee with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage directors and key employees to focus on the long-term growth of Stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interests between directors and employees on the one hand, and the Stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Annex A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

SUMMARY DESCRIPTION OF THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

         The purpose of the Stock Option Plan, attached hereto as Annex A, is to provide directors, officers and key employees of, and consultants to the Company and its subsidiaries with additional incentives by increasing their ownership interests in the Company. Directors, officers and other key employees of the Company and its subsidiaries are eligible to participate in the Stock Option Plan. Options may also be granted to consultants providing valuable services to the Company and its subsidiaries . In addition, individuals who have agreed to become a key employee of or a consultant to the Company and its subsidiaries are eligible for option grants, conditional in each case on actual employment or consultant status. Awards of options to purchase Common Stock may include incentive stock options ("ISOs") and/or non-qualified stock options ("NQSOs").

         The maximum number of shares of the Common Stock that may be subject to outstanding options, determined immediately after the grant of any option, is equal to the greater of 1,200,000 shares (reduced by the number of options not granted or, if granted, forfeited in accordance with their terms) or 12% of the aggregate number of shares of the Company's Common Stock outstanding, provided, however, that options to purchase no more than 300,000 shares of the Common Stock may be granted as ISOs. Prior to its January 1, 1997 amendment, the Stock Option Plan provided that no more than 900,000 shares of the Common Stock may be subject to options under the Stock Option Plan.

         The Compensation Committee administers the Stock Option Plan. Except with respect to nondiscretionary stock options granted to non-employee directors (described below) the Compensation Committee generally has discretion to determine the terms of any option grant, including the number of option shares, option price, term, vesting schedule, the post-termination exercise period, and whether the grant will be an ISO or NQSO. Notwithstanding this discretion: (i) the number of shares subject to options granted to any individual in any calendar year may not exceed 250,000; (ii) the term of any option may not exceed 10 years (unless granted as an ISO to a 10% or more stockholder, which term may not exceed five years); and (iii) an option will terminate upon a grantee's termination of employment for cause. In addition, unless otherwise specified by the Compensation Committee, all outstanding options vest upon a "change in control" of the Company (as defined in the Stock Option Plan), and all options will terminate three months following any termination of employment.

         The Stock Option Plan also provides for automatic, non-discretionary option grants to directors who are not otherwise employed by the Company. Upon commencement of service, non-employee directors receive a nonqualified option to purchase 5,000 shares of the Common Stock, and continuing non-employee directors receive annual grants of stock options to purchase 2,500 shares of the Common Stock. Options granted to non-employee directors become exercisable as to one-third of the shares on the date of grant, and as to one-third on each of the next two anniversaries of the date of grant, have a term of five years from the date of grant, and are granted with an exercise price equal to the fair market value of the Common Stock on the date of their grant.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further Stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, Stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility. The Stock Option Plan will remain in effect until terminated by the Board of Directors.

         Option grants under the Stock Option Plan that may in the future be received by or allocated to the Company's executive officers or to such other group or groups of persons from and after the date of the Annual Meeting are not presently determinable (other than with respect to options granted to the Company's non-employee directors, who will receive automatic, non-discretionary grants in such amounts and on such terms as described in this summary).

FEDERAL TAX CONSEQUENCES

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is intended for the information of Stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Stock Option Plan.

         The grant of an option will create no tax consequences for the grantee or the Company. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising a NQSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         A participant's disposition of shares acquired upon the exercise of an option generally will result in short- term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods).
Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to its chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to the relevant officers with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant will qualify as such "performance-based compensation," although other option grants under the Stock Option Plan may not so qualify.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED STOCK OPTION PLAN.


                              CERTAIN TRANSACTIONS

STOCK ISSUANCES AND LOANS

         In March 1995, the Company issued (i) 1,708,938 shares of the Common Stock to Alan L. Lubell, its Chairman of the Board and Vice President, (ii) 732,402 shares of the Common Stock to Status-One Investments Inc. ("Status-One"), a company controlled by Earl Takefman, its Chief Executive Officer, and (iii) 488,268 shares of the Common Stock to Greenwich Properties Inc. ("Greenwich"), a company controlled by Barry Minsky, for nominal consideration.

         In March 1995, Mr. Lubell transferred 427,235 shares of the Common Stock to Status-One in accordance with the terms of a shareholders agreement, dated March 1, 1995, by and between Status-One and Mr. Lubell (the "Shareholders Agreement"). The Shareholders Agreement has since been terminated. Between June 1995 and March 1996, Mr. Lubell sold an additional 102,536 shares of the Common Stock to various investors for $630,000 in the aggregate, and Greenwich sold 9,765 shares in consideration of $60,000 in the aggregate.

         Since its inception, the Company borrowed $191,750, $162,500 and $48,450, respectively, from Mr. Lubell, Status-One and Greenwich. In December 1995, these loans were contributed to the capital of the Company for no consideration.

         In March 1995, the Company issued an additional 24,413 shares of the Common Stock to Status-One and granted options to purchase 87,478 shares of the Common Stock to Earl Takefman in exchange for financing considerations arranged by Status-One. In addition, in March 1995 the Company issued an additional 24,413 shares of the Common Stock to Status- One in consideration of services rendered to the Company by Earl Takefman, 9,155 shares to Thomas Peters in consideration of software development services rendered to the Company, 2,136 shares to Mona-Lee Takefman, the spouse of Earl Takefman, the Company's Chief Executive Officer, in consideration of clerical and secretarial services rendered to the Company and 2,136 shares to Mark Lubell, the son of Alan Lubell, the Company's Chairman of the Board of Directors and Vice President, in consideration of managerial services rendered to the Company during its market testing activities. The value of the foregoing services were, in each case, determined by the Board of Directors of the Company based upon a per share valuation of $.17.

         In April 1996, Greenwich, Status-One and Mr. Lubell transferred 180,000, 56,250 and 63,750 shares of the Common Stock, respectively, to Greg Norman, upon his exercise of an option granted to him pursuant to the terms of the Shareholders Agreement and the Greg Norman License. Pursuant to the Greg Norman License, the Company is required to make guaranteed payments aggregating $3,300,000 during the three-year period commencing July 1, 1996.

RECAPITALIZATION

         In March 1996, the Company effected a recapitalization of its capital stock. Each outstanding share of Class A Common Stock was converted into the right to receive .488268 shares of the Common Stock, and each outstanding share of Class B Common Stock was converted into the right to receive 4,882.68 shares of the Common Stock. In addition, options to purchase 505,000 shares of Class A Common Stock were converted, on the same terms and conditions, into the right to purchase 294,508 shares of the Common Stock.

LOAN GUARANTEES

         As of May 31, 1996, the Company borrowed an aggregate of $507,000 from Republic National Bank of New York, which was repaid from the proceeds of the IPO. Prior to such repayment, all of the Company's assets were pledged as collateral to secure such indebtedness and Earl T. Takefman, Alan Lubell and Barry Minsky, principal stockholders of the Company, had guaranteed and pledged personal assets in the form of letters of credit and certificates of deposit and in the amounts of $354,400, $106,325 and $39,275, respectively, to secure the loan. Such personal guarantees and pledges of collateral were released upon the Company's repayment of the indebtedness.

BRIDGE FINANCING

         In March 1997, the Company consummated a bridge financing (the "Bridge Financing") pursuant to which it issued to 13 investors, one of which was Status-One, an aggregate of (i) 100,000 shares of the Common Stock and (ii) 100,000 warrants to purchase 100,000 shares of the Common Stock at a price of $10.00 per share (the "Bridge Warrants"), subject to adjustment in certain circumstances. As consideration for such securities, the investors in the Bridge Financing pledged an aggregate of $3,500,000 in cash and other marketable securities as cash collateral to Republic Bank of Canada (New York) Ltd. ("Republic"), which in turn issued a stand-by letter of credit (the "Letter of Credit") to the Company in an amount of $3,500,000. The Company has used the Letter of Credit to secure a $3,500,000 line of credit from Barnett Bank.

         Of the aggregate $3,500,000 cash collateral delivered to Republic to secure the Letter of Credit, $350,000 was contributed by Status-One. As consideration for the use of such collateral, the Company issued to Status-One 10,000 shares of the Common Stock and 10,000 warrants, each to purchase one share of the Common Stock at a price of $10.00 per share, subject to adjustment in certain circumstances. In the event that some or all of the cash collateral delivered by Status-One is not returned, Status-One will receive additional shares of the Common Stock from the Company. Status One's investment in the Bridge Financing was made on the same terms as the other investors in the Bridge Financing who are not affiliated with the Company.

OTHER

         Prior to the IPO, the Company utilized office space in New York, New York provided to it at no charge by Alan L. Lubell, its Chairman of the Board and Vice President. The Company does not owe any rental charges to Mr. Lubell as a result of the use of such space.

         The Company believes that each of the foregoing transactions were on terms no less favorable than those which could have been obtained from unaffiliated third parties. All future transactions between the Company and its affiliates will be on terms no less favorable than would be obtained from unaffiliated third parties.


         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities and Exchange Act of 1934, the Company's Directors, executive officers and holders of more than 10% of the Common Stock are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates with respect to 1996. Based on representations of its directors and executive officers and copies of reports they have filed with the Securities and Exchange Commission, there were no late reports filed for 1996.


                            INDEPENDENT ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors selected KPMG Peat Marwick LLP for fiscal 1997. KPMG Peat Marwick LLP audited the Company's books, records and accounts for fiscal 1996, and representatives of the firm will attend the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions that may be asked by stockholders.


                                 OTHER MATTERS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 1998
                         ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders must be received, in writing, by the Secretary of the Company at the Company's principal executive offices no later than December 8, 1997 in order to be included in the Company's proxy materials relating to that meeting.


                            REPORT ON FORM 10-KSB/A

         The Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 1996, filed with the Securities and Exchange Commission, is available to stockholders, without charge, upon written request. Requests for copies should be directed to Visual Edge Systems Inc., 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, Attention: Secretary.


                            SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by Directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals.


By Order of the Board of Directors


Earl T. Takefman
Chief Executive Officer and Secretary



Boca Raton, Florida
April 7, 1997

                                                                         ANNEX A
                            VISUAL EDGE SYSTEMS INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN


Section 1.       Purpose

         The Plan (i) authorizes the Committee to provide to Employees and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute materially to the long-term success of the Corporation, with options to acquire Stock of the Corporation, and (ii) provides for the automatic grant of options to Non-Employee Directors of the Corporation in accordance with the terms specified herein. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees, Consultants and Directors of outstanding ability.

Section 2.       Definitions

         Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

         (a)     "Board" shall mean the Board of Directors of the Corporation.

         (b)     A "Change in Control" shall be deemed to have occurred if:

                 (i) any person (as defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than the Corporation or an employee benefit plan of the Corporation, acquires directly or indirectly the Beneficial Ownership (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) of any voting security of the Corporation and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 30% or more of the total voting power of all of the then-outstanding voting securities of the Corporation;

                 (ii) the individuals (A) who, as of the closing date of the Initial Public Offering, constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board;

                 (iii) the stockholders of the Corporation shall approve a merger, consolidation, recapitalization, or reorganization of the Corporation, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Corporation immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                 (iv) the stockholders of the Corporation shall approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or a substantial portion of the Corporation's assets (i.e., 50% or more of the total assets of the Corporation).

         (c) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

         (d) "Committee" shall mean the Board, or any Committee of two or more Directors that may be designated by the Board to administer the Plan.

         (e) "Consultant" shall mean (i) any person who is engaged to perform services for the Corporation or its Subsidiaries, other than as an Employee or Director, or (ii) any person who has agreed to become a consultant within the meaning of clause (i).

         (f) "Control Person" shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of any parent or Subsidiary.

         (g) "Corporation" shall mean Visual Edge Systems Inc., a Delaware corporation.

         (h)     "Director" shall mean any member of the Board.

         (i) "Employee" shall mean (i) any full-time employee of the Corporation or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Subsidiaries), or (ii) any person who has agreed to become an employee within the meaning of clause (i).

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

         (k) "Fair Market Value" of the Stock on a given date shall be based upon: (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, as determined by the Board in good faith in its sole discretion; provided, however, that the "fair market value" of Stock on the date on which shares of Stock are first issued and sold pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering.

         (l) "Grantee" shall mean a person granted an Option under the Plan.

         (m) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

         (n) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

         (o)     "1933 Act" shall mean the Securities Act of 1933, as amended.

         (p) "Non-Employee Director" shall mean a Director of the Corporation who is not an Employee, nor has been an Employee at any time during the prior one year period.

         (q) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

         (r) "Options" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

         (s)     "Parent" shall mean any parent corporation as defined in
Section 424 of the Code.

         (t) "Plan" shall mean this Amended and Restated 1996 Stock Option Plan as set forth herein and as amended from time to time.

         (u) "Stock" shall mean shares of the Common Stock of the Corporation, par value $0.01 per share.

         (v) "Stock Option Agreement" shall mean a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of an Option hereunder and containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

         (w) "Subsidiary" shall mean (i) any corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation, or (ii) any entity which the Committee reasonably expects to become a subsidiary within the meaning of clause (i).

Section 3.       Shares of Stock Subject to the Plan

         The total amount of Stock that may be subject to outstanding Options, determined immediately after the grant of any Option, shall not exceed the greater of 1,200,000 shares, or 12% percent of the total number of shares of Stock outstanding. Notwithstanding the foregoing, the number of shares that may be delivered upon exercise of ISOs shall not exceed 300,000, provided, however, that shares subject to ISOs shall not be deemed delivered if such Options are forfeited, expire or otherwise terminate without delivery of shares to the Grantee. Any shares of Stock delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Section 4.       Administration of the Plan

         The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Stock Option Agreements thereunder and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, subsidiaries of the Corporation, Grantees, any person claiming any rights under the Plan from or through any Grantee, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any person who is subject to Section 16(b) of the Exchange Act shall be made by the Committee, all of whose members shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

Section 5.       Types of Options

         Options granted under the Plan may be of two types: ISOs or NQSOs.
The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs or both, but shall clearly designate the nature of each Option at the time of grant in the Stock Option Agreement. Grantees who are not Employees (determined with reference to Section 2(i)(i) only) of the Corporation or a Subsidiary (determined with reference to Section 2(w)(i) only) on the date an Option is granted shall only receive NQSOs.

Section 6.       Grant of Options to Employees and Consultants

         (a) Employees and Consultants of the Corporation and its Subsidiaries shall be eligible to receive Options under the Plan.

         (b) The exercise price per share of Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee and specified in the Stock Option Agreement, provided, however, that the exercise price of each share subject to an ISO shall be not less than 100%, or, in the case of an ISO granted to a Control Person, 110%, of the Fair Market Value of a share of the Stock on the date such Option is granted.

         (c) The term of each Option granted to an Employee or Consultant shall be determined by the Committee and specified in a Stock Option Agreement, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.

         (d) The Committee shall determine and designate from time to time Employees or Consultants who are to be granted Options, and shall specify in the Stock Option Agreement the nature of each Option granted and the number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Employee or Consultant may be granted an Option to purchase more than 250,000 shares of Stock (determined without regard to when such Option is exercisable), subject to adjustment pursuant to Section 10.

         (e) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary corporation shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

         (f) The Committee shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and specify the installment dates in the Stock Option Agreement. The Committee may also specify in the Stock Option Agreement such other provisions, not inconsistent with the terms of this Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Unless otherwise determined by the Committee and specified in the Stock Option Agreement, all Options shall immediately become exercisable upon a Change in Control.

         (g) The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received Options under this Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been cancelled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 6(b) hereof, without regard to such previously granted Options or other options.

Section 7.       Grants of Options to Non-Employee Directors

         (a) Non-Employee Directors of the Corporation who serve on the Committee shall be eligible to receive Options under the Plan only pursuant to the provisions of this Section 7. Each individual who agrees to become a Non-Employee Director prior to the consummation of the Corporation's Initial Public Offering shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 5,000 shares of Stock at an exercise price per share equal to the Initial Public Offering price per share. Such option grant shall be conditional upon, and for all purposes hereunder, deemed granted upon, the Initial Public Offering. Each individual who becomes a Non-Employee Director thereafter shall, on the date such individual becomes a Non-Employee Director, receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 5,000 shares of Stock. In addition, on the day of the annual meeting of stockholders next following the date of an Initial Public Offering, and the day of each subsequent annual meeting, each individual who is a continuing Non-Employee Director on any such date (other than a Non-Employee Director who was granted an Option pursuant to the preceding sentence within 30 days of the date of any such annual meeting) shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 2,500 shares of Stock. In the event that there are not sufficient shares available under this Plan to allow for the grant to each Non-Employee Director of an NQSO for the number of shares provided herein, each Non-Employee Director shall receive an NQSO for his pro rata share of the total number of shares of Stock available under the Plan.

         (b) The exercise price of each share of Stock subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted. Payment of the exercise price for the shares being purchased shall be made in cash.

         (c) Each Option granted to a Non-Employee Director shall become exercisable in three equal annual installments on the date of grant and on each of the first two anniversaries of the date of grant, and shall have a term of five years from the date of grant. Notwithstanding the exercise period of any Option granted to a Non-Employee Director, all such Options shall immediately become exercisable upon a Change in Control.

Section 8.       Exercise of Options

         (a) A Grantee shall exercise an Option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft, wire transfer, or postal or express money order payable to the order of the Corporation for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by delivery of Stock or other property (including notes or other contractual obligations of Grantees to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Grantees.

         (b) Except as provided pursuant to Section 9(a), no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee (determined with reference to Section 2(i)(i) only) or Consultant (determined with reference to Section 2(e)(i) only) of the Corporation or a Subsidiary (determined with reference to Section 2(w)(i) only).

         (c) Except as provided in Section 9(a), no Option granted to a Non-Employee Director shall be exercised unless at the time of such exercise the Grantee is then a Non-Employee Director.

Section 9.       Exercise of Options upon Termination

         (a) Unless otherwise determined by the Committee, upon termination of a Grantee's employment with the Corporation and its Subsidiaries, such Grantee may exercise any Options during the three month period following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Grantee shall immediately terminate. In addition, all Options granted on the basis of clause (ii) of Section 2(e), (i) or (w) shall immediately terminate if the Committee determines, in its sole discretion, that the Consultant, Employee or Subsidiary, as the case may be, will not become a Consultant, Employee or Subsidiary within the meaning of clause (i) of such Sections.

         (b) Unless otherwise determined by the Committee and specified in the Stock Option Agreement, in no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Corporation and its Subsidiaries.

         (c) The sale of any Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

         (d) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.

Section 10.      Adjustment Upon Changes in Capitalization

         In the event of any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock deemed to be available thereafter for grants of Options under Section 3, (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Options,
(iii) the number of shares with respect to which Options may be granted to a given Grantee in the specified period as set forth in Section 6(d), and (iv) the exercise price (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Option). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options (including, without limitation, cash payments in exchange for an Option or substitution of Options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Section 11.      Restrictions on Issuing Shares

         The Corporation shall not be obligated to deliver Stock upon the exercise or settlement of any Option or take other actions under the Plan until the Corporation shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Option may be subject have been satisfied. The Corporation, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Corporation may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan.

Section 12.      Tax Withholding

         The Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation, under applicable laws, to withhold or otherwise pay for income or other taxes of the Grantee attributable to the grant or exercise of Options granted under the Plan or the sale of Stock issued with respect to Options. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

Section 13.      Transferability

         No Option shall be subject to anticipation, sale, assignment, pledge, encumbrance, charge or transfer except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee, provided, however, that the Committee may permit a Grantee to transfer an Option to a family member or a trust created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the Option shall be determined by reference to the Grantee and the Grantee's rights and obligations with respect to the Option had no transfer been made. Notwithstanding such transfer, the Grantee shall remain obligated pursuant to Section 11 if required by applicable law.

Section 14.      General Provisions

         (a) Each Option shall be evidenced by a Stock Option Agreement. The terms and provisions of such Stock Option Agreements may vary among Grantees and among different Options granted to the same Grantee.

         (b) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Corporation or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

         (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

         (d) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

Section 15.      Amendment or Termination

         The Board may, at any time, alter, amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and, provided further, however, that any shareholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein. In addition, no plan provision, within the meaning of Rule 16b-3(c)(2)(i)(D), shall be amended more than once every six months, other than to comport with changes in the Code or rules thereunder. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Stock Option Agreement relating thereto; provided, however, that, without the consent of an affected Grantee, no such action may materially impair the rights of such Grantee under such Option.

Section 16.      Effective Date of Plan

         This Plan is effective upon its adoption by the Board and shall continue in effect until terminated by the Board. No ISO may be granted more than ten years after such date. The Plan has been amended and restated effective as of January 1, 1997. No grant of options hereunder shall be effective if made on or after the date of 1997 annual meeting of stockholders of the Company, unless the Company's stockholders approve the Plan in connection with the 1997 annual meeting.

                                                                      APPENDIX A

                       PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF STOCKHOLDERS
                          VISUAL EDGE SYSTEMS INC.

                                 MAY 2, 1997


               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

                         FOR all nominees listed      WITHHOLD AUTHORITY to
                           at right (except as        vote for all nominees
                         marked to the contrary          listed at right
                                 below)
 1. Election                                                           NOMINEES:
    of Directors                [     ]                    [     ]              ALAN L. LUBELL
                                                                                EARL T. TAKEFMAN
                                                                                EDDIE EINHORN
                                                                                MARK HERSHHORN RICHARD PARKER
                                                                                BERYL ARTZ

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR" box and write that nominee's name in the space provided below.)

_____________________________________________________


2.  Approval of the Company's Amended and Restated 1996 Stock Option Plan (the
    "Plan").

                 FOR                                AGAINST                              ABSTAIN

               [    ]                                [    ]                               [    ]


3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.



                                                PLEASE CHECK HERE IF YOU PLAN TO
                                                       ATTEND THE ANNUAL MEETING          [    ]



Signature__________________ Signature_____________________ Dated: ________,1997
NOTE:    Please sign exactly as your name appears above.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.


                           VISUAL EDGE SYSTEMS INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 2, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan L. Lubell and Earl T. Takefman, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Visual Edge Systems Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431 on Friday, May 2, 1997, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED 1996 STOCK OPTION PLAN.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)